Exhibit 10.7

Execution Version

DOMAIN NAMES TRANSFER AGREEMENT

THIS DOMAIN NAME TRANSFER AGREEMENT (“Agreement”), is entered into as of July 11, 2019 (“Effective Date”) by and between Kirkman Group, Inc., a Nevada corporation (“Kirkman Group”), Kirkman Laboratories, Inc., an Oregon corporation (“Kirkman Laboratories”), Kirkman Group International, Inc., a Nevada corporation (“Kirkman Group International”, collectively with Kirkman Group and Kirkman Laboratories, “Assignors”, and each individually, an “Assignor”), and HTO Nevada Inc., a Delaware corporation (“Assignee”).

WHEREAS, Assignors are the registrant of the domain names set forth on Schedule A hereto (the “Domain Names”); and

WHEREAS, Assignors desire to transfer to Assignee, and Assignee desires to acquire from Assignors, all of Assignors’ registration for the Domain Names.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Domain Names Assignment. Upon execution of this Agreement by all parties, Assignors shall submit a request to the registrar of each Domain Name to transfer that Domain Name to Assignee and will otherwise take all steps necessary in order to effectuate the expeditious and complete transfer of the Domain Names to Assignee. Without limiting the foregoing, Assignors shall complete all online procedures set forth by the registrar that are necessary to transfer the Domain Names to Assignee.

2. Further Assurances. Upon request by Assignee, Assignors jointly and severally covenant and agree promptly to take all steps as may be necessary or appropriate, including, but not limited to, providing all transfer approvals, executing all necessary documents and delivering all documents to the applicable Domain Name registrar for the Domain Name, in order to effectuate the complete transfer of the Domain Name to Assignee as expeditiously as possible.

3. General. The laws of the State of Delaware govern all matters arising out of this Agreement, without regard to the choice of law principles thereof. This Agreement may not be supplemented, altered or modified in any manner except by a writing signed by all parties hereto that identifies itself as an amendment to this Agreement. This Agreement is binding upon and will inure to the benefit of the respective parties and their assigns, heirs, transferees and successors. The parties agree that this Agreement has been fully negotiated and jointly drafted between them and that no rule of construction will be applied against either party in law or equity as the drafter of this Agreement. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement, which shall be considered as a whole. As used in this Agreement, the words “include” and “including” and variations thereof, will not be deemed to be terms of limitation, but rather will be deemed to be followed by words “without limitation.” This Agreement may be executed in multiple counterparts and by facsimile signature, each of which shall be deemed an original and all of which together shall constitute one instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Domain Name Transfer Agreement as of the Effective Date.

ASSIGNORS

KIRKMAN GROUP, INC.,
as Assignor

By:	/s/ David Humphrey
Name:	David Humphrey
Title:	Chief Executive Officer

KIRKMAN LABORATORIES, INC.,
as Assignor

By:	/s/ David Humphrey
Name:	David Humphrey
Title:	President

KIRKMAN GROUP INTERNATIONAL, INC.,
as Assignor

By:	/s/ David Humphrey
Name:	David Humphrey
Title:	President

[Signature Page to Domain Name Assignment]

IN WITNESS WHEREOF, the parties have duly executed this Domain Name Transfer Agreement as of the Effective Date.

ASSIGNEE

HTO NEVADA INC.

By:	/s/ Rod Wolterman
Name:	Rod Wolterman
Its:	President

[Signature Page to Domain Name Assignment]

Schedule A

Domain Names

Domain Name	Exp Date	Status
CHILDRENWITHSPECIALHEALTHCARENEEDS.COM	1/14/2019	Active
CHILDRENWITHSPECIALHEALTHCARENEEDS.NET	1/14/2019	Active
FOODQUALITYLABS.COM	1/14/2019	Active
FRAGILECHILD.COM	1/14/2019	Active
FRAGILECHILD.NET	1/14/2019	Active
FRAGILECHILD.ORG	6/15/2019	Active
KIDSWITHSPECIALHEALTHCARENEEDS.COM	1/14/2019	Active
KIDSWITHSPECIALHEALTHCARENEEDS.NET	1/14/2019	Active
KIRKMAN.CO	7/25/2019	Active
KIRKMAN.TV	11/30/2020	Active
KIRKMANBLOODSPOT.COM	1/14/2019	Active
KIRKMANDOCS.COM	1/14/2019	Active
KIRKMAN-DOCS.COM	1/14/2019	Active
KIRKMANFLUORIDE.COM	1/14/2019	Active
KIRKMANGROUP.ASIA	4/7/2019	Active
KIRKMANGROUP.BIZ	5/9/2019	Active
KIRKMANGROUP.COM	4/7/2021	Active
KIRKMANGROUP.IN	4/7/2019	Active
KIRKMANGROUP.INFO	12/22/2019	Active
KIRKMANGROUP.NET	4/7/2021	Active
KIRKMANGROUP.ORG	5/10/2019	Active
KIRKMANGROUP.US	5/9/2019	Active
KIRKMANHR.COM	1/14/2019	Active
KIRKMANIMAGING.COM	4/7/2021	Active
KIRKMANKLEEN.COM	1/14/2019	Active
KIRKMANLABS.ASIA	4/7/2019	Active
KIRKMANLABS.COM	4/7/2021	Active
KIRKMANLABS.IN	4/7/2019	Active
KIRKMANLABS.INFO	4/8/2019	Active
KIRKMANLABS.NET	1/14/2019	Active
KIRKMANLABTESTS.COM	1/14/2019	Active
KIRKMANPHARMACEUTICALS.COM	1/14/2019	Active
KIRKMANSTORE.COM	4/27/2021	Active
PURITYSUPPLEMENTS.COM	9/16/2019	Active
ROSELABORATORIES.COM	1/3/2021	Active
ROSELABS.NET	1/5/2019	Active
SPECIALHEALTHCARENEEDS.COM	1/14/2019	Active
SPECIALHEALTHCARENEEDS.NET	1/14/2019	Active
SPECIALHEALTHNEEDS.COM	1/14/2021	Active
STOP-THE-FALL.COM	5/10/2019	Active
THEFRAGILECHILD.COM	1/14/2019	Active
ULTRATESTED.COM	1/14/2019	Active
ULTRATESTED.NET	1/14/2019	Active
ULTRATESTED.ORG	3/14/2019	Active
ULTRATESTED.US	3/13/2019	Active